Members’ Capital	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Boost Run Holdings LLC [Member]
Restructuring Cost and Reserve [Line Items]
Members’ Capital

Note 10. Members’ Capital

The Company has authorized an unlimited number of Class A, Class B and Class C units as of September 30, 2025, of which 8,500 Class A units 128 Class C units are issued and outstanding. The Company is entitled to make distributions to members as approved by the managing member. Class A units have priority over the Class C.

Class C Units

On August 28, 2025, the Company issued 128 Class C units in connection with the 2025 August Warrant Cancellation Agreement (see Note 9 – Debt), which entitle the holder to certain economic rights in Boost Run Holdings, LLC. These units are non-voting and are subject to a participation threshold of $6,394 per unit. Distributions to Class C unit holders are subordinate to the return of capital to Class A members and are only made after the Class A members have received distributions equal to their return of capital and certain Class C participation thresholds have been met. Additional Class C units may be issued to the holder upon the funding of subsequent draw loans under the August 2025 Bridge Loan Agreement, with up to 179 Class C units issuable in total if the full $20,000 of subsequent loans are advanced. The Class C units are also subject to customary transfer restrictions, lack voting rights except in limited circumstances, and are governed by the terms of the Holdings LLC Agreement. The Company has determined that the Class C units are recorded as permanent equity, classified in member’s interests in the interim condensed consolidated balance sheet. No redemption features exist outside issuer control.

As discussed in Note 5 – Fair Value Measurements, the Company estimated the fair value of the Class C Units using the following Black-Scholes model assumptions on the date of grant:

August 30,
2025
Weighted average expected volatility	82.5%
Risk-free interest rate	3.8%
Dividend yield	0%
M&A expected term (years)	1.0
de-SPAC scenario (years)	0.45
M&A Discount for lack of marketability (“DLOM”)	20%
deSPAC DLOM	12.5%

The fair value measurement is classified within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs.

Note 7. Members’ Capital

The Company has authorized an unlimited number of Class A units and Class B units as of December 31, 2024, of which 8,500 Class A units are issued and outstanding. The Company is entitled to make distributions to members as approved by the managing member. Class A units have priority over the other classes of units outstanding.

During the year ended December 31, 2024, the Company issued 3,643 restricted Class B Profit Interest Units that have a participation threshold of $1,000 per unit and are subject to a service-based vesting schedule. See Note 8, Unit-Based Compensation for more details.

Allocation of Profits and Losses for Class A:

The net profits or losses, for accounting purposes, will accrue to and be borne by the sole Member, the Class A holder.

Where the Company consists of two or more members, no member will have priority over any other member for the distribution of net profits or losses.